INVESTMENT ADVISER AND
ADMINISTRATOR OF
EATON VANCE INCOME FUND OF BOSTON
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
89 South Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
24 Federal Street
Boston, MA 02110

TRANSFER AGENT
First Data Investors Services Group
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

LEGAL COUNSEL
Gordon Altman Butowsky Weitzen
Shalov & Wein
114 West 47th Street
New York, NY  10036

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
One Post Office Square
Boston, MA 02109


This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.


EATON VANCE
INCOME FUND OF BOSTON
24 FEDERAL STREET
BOSTON, MA 02110


T-IBSRC-11/96


EATON VANCE
INCOME FUND
OF BOSTON

ANNUAL
SHAREHOLDER REPORT
SEPTEMBER 30, 1996

To Shareholders


Eaton Vance Income Fund of Boston had a total return of 13.4% for the year ended September 30, 1996. That return was the result of a rise in net asset value per share to $8.12 on September 30, 1996, from $7.92 on September 30, 1995, and the reinvestment of $0.809 per share in income dividends. For comparison, the Lehman Brothers High Yield Bond Index,* an unmanaged index of corporate bonds, returned 10.9% for the same period. Shareholders who purchased the Fund during the fiscal year would have had their return reduced by a sales charge of 3.75%. Based on the Fund's most recent dividend and a net asset value of $8.12, the Fund had a distribution rate of 9.79% at September 30.

RECORD HIGH-YIELD ISSUANCE HAS MET WITH STRONG INVESTOR DEMAND...

The high-yield market has witnessed another strong year for new issuance in 1996, with more than $55 billion of securities coming to market in the first nine months alone. That far exceeds the pace set during the same period in 1995, when $35 billion in new bonds were issued. Equally impressive has been the demand by investors for high-yield bonds. A record $11 billion flowed into high-yield bond funds from January through September, according to the Investment Company Institute.

CROSSOVER BUYERS AND MERGERS HAVE PROVIDED FURTHER SUPPORT...

The high-yield market has received a further boost from non-traditional, crossover buyers - pension funds, insurance companies, and other institutional investors - that have historically focused on the investment-grade market. The growing maturation of the high-yield market has attracted these yield-conscious investors. Finally, an active merger-and-acquisition scene has contributed to the market rise as several companies with outstanding high-yield debt were acquired by investment-grade companies. Those acquisitions helped lift overall bond prices while relieving supply pressures. In the pages that follow, co-portfolio managers Hooker Talcott, Jr. and Michael Weilheimer review these market trends, discuss recent changes within the Portfolio, and share their outlook for the coming year.

Sincerely,

/s/ M. Dozier Gardner

M. Dozier Gardner

President
November 20, 1996
[Photo of M. Dozier Gardner]

*It is not possible to invest directly in the Index.

------------------------------------------------------------------------------
           INCOME FUND OF BOSTON: RATINGS BREAKDOWN OF BOND HOLDINGS*

Aaa                       2.2%
Ba                        9.1%
B1                       10.9%
B2                       24.3%
B3                       43.4%
Caa                       7.6%
Non-rated                 2.5%

* Moody's Investors Services ratings; percentages based on market value as of September 30, 1996. Portfolio is activity managed and percentages are subject to change.
                         Source: Eaton Vance Management
------------------------------------------------------------------------------

Management Discussion

An interview with Hooker Talcott, Jr. and Michael Weilheimer, Vice Presidents and Co-Portfolio Managers of Eaton Vance Income Fund of Boston.

Q.  HOOKER, HOW WOULD YOU EVALUATE THE HIGH-YIELD MARKET DURING THE PERIOD?

MR. TALCOTT: Interestingly, while the past nine months did not present a very good environment for the Treasury market, high-yield bonds continued to post positive returns. A look at the numbers is helpful. Ten-year maturity U.S. Treasury yields - which stood at 6.3% at the end of March - climbed to 6.7% at September 30. However, yield spreads -- the difference between Treasury yields and high-yield bonds of comparable maturity -- narrowed appreciably during that same period, from 370 basis points in March to roughly 300 at the end of September, according to Merrill Lynch High-Yield Master Index. That tightening of spreads represented a strong outperformance by the high-yield sector and kept the wind to our back during this period.

[Photo of Hooker Talcott, Jr.]

Q.  HAS THE ECONOMY SHAPED UP WELL FOR THE HIGH-YIELD MARKET?

MR. WEILHEIMER: It certainly has. Despite the rise in interest rates, economic conditions have been favorable for high-yield bonds. The economy, while far from robust, has grown steadily, while inflation has remained well in check. Not surprisingly, companies in the high-yield universe have fared well, because a steady-growth, low-inflation economy tends to lead to improving fundamentals.

Q.  SUPPLY HAS BEEN VERY HEAVY IN 1996. HOW HAS THAT AFFECTED THE MARKET?

MR. TALCOTT: That's right. Through September 30, $55 billion in new issues came to market, a sharp increase from the same period in 1995. Meanwhile, total capitalization of the high-yield market has grown to around $325 billion from $288 billion at the end of 1995. That is a fairly dramatic increase. But investor demand has been more than adequate to balance the surge in supply.

[Photo of Michael Weilheimer]

-----------------------------------------------------------------------------
Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
-----------------------------------------------------------------------------

Q. WHERE HAVE YOU BEEN INVESTING?

MR. WEILHEIMER: During most of 1995, we were somewhat overweighted in cyclical industrial companies. At the turn of the year, we lightened up considerably on those companies, sensing an economic slowdown. However, as the year progressed, we took note of the unexpected strength of the economy -- called by some a "mini-boom," -- and benefited from a renewed commitment to cyclicals. Some of our largest holdings during this period were chemicals and paper and packaging companies, which responded well to the recovery we saw through the third quarter of 1996. More recently, with some signs of weakness re-appearing in the economy, we have made another mid-course correction, reaccentuating more defensive sectors.

    Another area where we had a significant investment was telecommunications and media companies. These companies lagged the market early in the year due to supply pressures, as many companies came to market to help finance the enormous investment required in the construction of new paging, wireless and cellular networks. However, with those supply pressures having eased, we've recently seen better performance from media bonds.

Q.  COULD YOU NAME SOME OF THE FUND'S RECENT PURCHASES?

MR. TALCOTT: Yes. Some of our recent purchases are well-known names, including:
    CalEnergy Company, the world's largest independent geothermal power producer; First Nationwide Holdings, which owns the fourth largest thrift in the U.S.; and Keebler Corporation, a nationally-known producer of cookies and baked goods. A lesser-known company, Echostar Satellite Broadcasting Corp. is active in direct-to-home satellite broadcasting and is becoming increasingly well-known to users of direct broadcast services.

Q.  COULD YOU FOCUS ON WHAT ATTRACTED YOU TO THESE BONDS?

MR. WEILHEIMER: Yes. We found the Keebler deal especially attractive. Keebler is the nation's second largest maker of cookies and crackers behind Nabisco. The company was purchased from United Biscuits, a U.K. company, by a joint venture vehicle of Artal Group S.A., a European food products company, and Flowers Industries, Inc., a large U.S. NYSE-listed food distributor. In a second transaction, the company purchased Sunshine Biscuits, the third-ranked U.S. cookie maker. By merging these two units, the new Keebler expects to increase market share and improve pricing flexibility, while achieving additional manufacturing and distribution efficiencies. There is also a possibility of taking the combined company public at some point. In summary, this deal encompassed many of the qualities that we find attractive in a new issue: good business synergies, operating cost savings, improved market visibility, and the potential for equitization down the road.

Q. THE ECONOMY POSTED A RELATIVELY WEAK 2.2% GROWTH RATE IN THE THIRD QUARTER. ARE YOU BECOMING ANY MORE DEFENSIVE?

MR. TALCOTT: Yes, we have become somewhat more selective in recent months.
    Clearly, the Federal Reserve was not impressed enough with the second quarter's 4.6% surge to raise rates. The third-quarter report seemed to more accurately reflect the actual level of business activity. Recent economic reports -- including the Fed's Beige Book, an anecdotal survey of the nation's economic areas - have detected signs of weakness in the economy.

    Given the strong levels of new issuance year-to-date and the torrent of new investment, there may be occasions when the differences in credit levels may be blurred. That would become more obvious if the economy were to weaken significantly at some point.

Q.  TO WHAT DEGREE ARE YOUR INVESTMENT CHOICES AFFECTED BY ECONOMIC CHANGES?

MR. WEILHEIMER: Naturally, we are, first and foremost, bottom-up investors and focus predominantly on individual credits. But we also monitor the economy closely for an upturn that might favor economically-sensitive cyclical companies or a slowdown that might signal the need for a more defensive posture. Industries respond differently to changes in the economic cycle and we are sensitive to those changes. Finally, we may occasionally alter the quality mix of the Portfolio. For example, in September, we noted a narrowing of spreads between B-rated and BB-rated bonds. With signs of a weakening economy on the horizon, we slightly increased our holdings of BB-rated bonds for defensive purposes.

Q.  GOING FORWARD, HOOKER, WHAT IS YOUR OUTLOOK FOR THE HIGH-YIELD MARKET?

MR. TALCOTT: We believe the high-yield market should continue to do fairly well.
    It now appears that the economy is not nearly as strong as some investors feared in mid-summer. That should keep inflation from gaining momentum and slow growth will continue to benefit some sectors of the economy. But from a valuation standpoint, we believe it is wise to be selective.

    Longer-term, the high-yield market remains very attractive. Naturally, past trends don't guarantee future performance and investors should remember that high-yield bonds carry a higher degree of risk than many other investments. But in my view, the high-yield sector will continue to offer unusual opportunities for income-oriented investors.

-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE INCOME FUND OF BOSTON AND THE LEHMAN BROTHERS HIGH YIELD BOND INDEX

From September 30, 1986, through September 30, 1996

-------------------------------------------------------------------------------
     AVERAGE ANNUAL             1          5        10            Value of
        RETURNS               Year       Years     Years     Investment at 9/30
-------------------------------------------------------------------------------
With Max. Sales Charge        9.1%       12.1%     10.2%        $26,391
-------------------------------------------------------------------------------
Without Max. Sales Ch.       13.4%       13.0%     10.6%        $27,419
-------------------------------------------------------------------------------

EATON VANCE INCOME FUND OF BOSTON VS.
LEHMAN BROTHERS HIGH YIELD BOND INDEX

      Date               Fund        Fund w/SC           Index
     9/30/86          $10,000           $9,625         $10,000
    10/31/86          $10,290           $9,904         $10,232
    11/30/86          $10,420          $10,029         $10,204
    12/31/86          $10,480          $10,087         $10,175
     1/31/87          $10,939          $10,529         $10,596
     2/28/87          $11,124          $10,707         $10,821
     3/31/87          $11,153          $10,734         $10,895
     4/30/87          $10,859          $10,452         $10,516
     5/31/87          $10,796          $10,391         $10,592
     6/30/87          $10,972          $10,561         $10,727
     7/31/87          $11,037          $10,623         $10,756
     8/31/87          $11,284          $10,861         $10,823
     9/30/87          $11,111          $10,694         $10,482
    10/31/87          $10,537          $10,142         $10,139
    11/30/87          $10,735          $10,333         $10,431
    12/31/87          $10,838          $10,432         $10,683
     1/31/88          $11,160          $10,742         $11,040
     2/28/88          $11,470          $11,040         $11,397
     3/31/88          $11,469          $11,038         $11,279
     4/30/88          $11,554          $11,121         $11,364
     5/31/88          $11,652          $11,215         $11,382
     6/30/88          $11,872          $11,427         $11,548
     7/31/88          $11,986          $11,536         $11,624
     8/31/88          $11,998          $11,548         $11,606
     9/30/88          $12,150          $11,694         $11,753
    10/31/88          $12,305          $11,843         $11,895
    11/30/88          $12,344          $11,881         $11,965
    12/31/88          $12,486          $12,018         $12,021
     1/31/89          $12,700          $12,223         $12,233
     2/28/89          $12,740          $12,262         $12,260
     3/31/89          $12,779          $12,300         $12,164
     4/30/89          $12,889          $12,405         $12,215
     5/31/89          $13,112          $12,620         $12,452
     6/30/89          $13,205          $12,710         $12,607
     7/31/89          $13,300          $12,801         $12,590
     8/31/89          $13,368          $12,866         $12,633
     9/30/89          $13,335          $12,835         $12,421
    10/31/89          $13,112          $12,621         $12,127
    11/30/89          $13,004          $12,517         $12,102
    12/31/89          $13,015          $12,527         $12,122
    1/31/90           $12,707          $12,230         $11,861
    2/28/90.          $12,154          $11,698         $11,617
    3/31/90           $12,057          $11,605         $11,921
    4/30/90           $12,116          $11,662         $11 901
    5/31/90           $12,382          $11,918         $12 130
    6/30/90           $12,650          $12,176         $12,424
    7/31/90           $12,939          $12,454         $12,758
    8/31/90           $12,354          $11,891         $12,032
    9/30/90           $11,593          $11,159         $11,154
    10/31/90          $11,235          $10,814         $10,568
    11/30/90          $11,042          $10,628         $10,898
    12/31/90          $10,998          $10,585         $10,959
    1/31/91           $10,971          $10,559         $11,260
    2/28/91           $11,675          $11,238         $12,492
    3/31/91           $12,306          $11,845         $13,228
    4/30/91           $13,271          $12,773         $13,771
    5/31/91           $13,341          $12,841         $13,795
    6/30/91           $13,727          $13,212         $14,204
    7/31/91           $14,294          $13,758         $14,658
    8/31/91           $14,521          $13.977         $14,995
    9/30/91           $14,902          $14,343         $15,204
   10/31/91           $15,430          $14,851         $15,712
   11/30/91           $15,616          $15,030         $15,793
   12/31/91           $15,709          $15.120         $16,021
    1/31/92           $16,368          $15,754         $16,585
    2/28/92           $16,756          $16,127         $16,994
    3/31/92           $17,151          $16,508         $17,205
    4/30/92           $17,378          $16,726         $17,270
    5/31/92           $17,570          $16,911         $17,514
    6/30/92           $17,843          $17,174         $17,678
    7/31/92           $18,125          $17,445         $17,945
    8/31/92           $18,366          $17,677         $18,180
    9/30/92           $18,515          $17,821         $18,368
   10/31/92           $18,316          $17,630         $18,107
   11/30/92           $18,401          $17,711         $18,335
   12/31/92           $18,580          $17,883         $18,544
    1/31/93           $19,012          $18,299         $19,084
    2/28/93           $19,408          $18,680         $19,420
    3/31/93           $19,685          $18,947         $19,670
    4/30/93           $19,865          $19,120         $19,841
    5/31/93           $20,171          $19,415         $20,077
    6/30/93           $20,588          $19,816         $20,499
    7/31/93           $20,797          $20,017         $20,698
    8/31/93           $20,861          $20.079         $20,872
    9/30/93           $20,847          $20,065         $20,926
   10/31/93           $21,309          $20,510         $21,349
   11/30/93           $21,595          $20,785         $21,451
   12/31/93           $21,920          $21,098         $21,717
    1/31/94           $22,427          $21,586         $22,188
    2/28/94           $22,599          $21,751         $22,131
    3/31/94           $21,936          $21,113         $21,294
    4/30/94           $21,678          $20,865         $21,149
    5/31/94           $21,794          $20,977         $21,160
    6/30/94           $21,896          $21,075         $21,226
    7/31/94           $21,817          $20,998         $21,406
    8/31/94           $21,737          $20,922         $21,557
    9/30/94           $21,732          $20,917         $21,559
   10/31/94           $21,761          $20,945         $21,610
   11/30/94           $21,502          $20,695         $21,338
   12/31/94           $21,638          $20,827         $21,495
    1/31/95           $21,832          $21,014         $21,786
    2/28/95           $22,352          $21,513         $22,533
    3/31/95           $22,463          $21,621         $22,775
    4/30/95           $23,091          $22,225         $23,355
    5/31/95           $23,677          $22,789         $24,010
    6/30/95           $23,701          $22,812         $24,170
    7/31/95           $24,119          $23,214         $24,468
    8/31/95           $24,030          $23,129         $24,544
    9/30/95           $24,176          $23,270         $24,846
   10/31/95           $24,300          $23,389         $24,928
   11/30/95           $24,541          $23,620         $25,219
   12/31/95           $24,946          $24,011         $25,616
    1/31/96           $25,410          $24,458         $26,067
    2/28/96           $25,833          $24,865         $26,087
    3/31/96           $25,668          $24,706         $26,070
    4/30/96           $25,848          $24,879         $26,127
    5/31/96           $26,134          $25,154         $26,284
    6/30/96           $26,153          $25,173         $26,501
    7/31/96           $26,342          $25,354         $26,625
    8/31/96           $26,765          $25,761         $26,912
    9/30/96           $27,419          $26,391         $27,561

Past performance is not indicative of future results. Investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD.

-------------------------------------------------------------------------------
FUND PERFORMANCE
In accordance with Securities and Exchange Commission guidelines, we are including a performance chart that compares your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the unmanaged Lehman Brothers High Yield Bond Index.

THE TOTAL RETURN FIGURES

The solid purple line on the chart represents the Fund's performance. The Fund's total return figure reflects Fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The dotted purple line on the chart represents the Fund's performance, after deducting the Fund's 3.75% current maximum sales charge.

The black line represents the performance of the Lehman Brothers High Yield Bond Index, a broad-based, widely recognized unmanaged index of high yield bonds. The Index's total return does not reflect any management, transaction or custody expenses, or commissions that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Index.

                 -------------------------------------------
                           PORTFOLIO OF INVESTMENTS
                              SEPTEMBER 30, 1996

-------------------------------------------------------------------------------
                      CORPORATE BONDS AND NOTES -- 93.4%
-------------------------------------------------------------------------------
SECURITY                                             FACE
                                                       AMOUNT       VALUE
-------------------------------------------------------------------------------
AUTOMOTIVE/TRUCK -- 2.0%
JPS Automotive Prod. Corp., Senior Notes, 11.125%,
  6/15/01                                            $1,100,000  $  1,133,000
Key Plastics, Inc., Senior Notes,   14%, 11/15/99     1,500,000     1,552,500
Speedy Muffler King Incorporated, Senior Notes,
  10.875%, 10/1/06                                      200,000       206,000
                                                                 ------------
                                                                 $  2,891,500
                                                                 ------------
BUILDING PRODUCTS -- 3.7%
Building Materials Corp.,
  Sr. Sub. Notes, 11.75% (0% until 2000), 7/1/04     $1,000,000  $    805,000
Overhead Door Corp., Senior Notes, 12.25%, 2/1/00     1,900,000     2,052,000
Southdown Inc., Sr. Sub. Notes., 10%, 3/1/06          1,500,000     1,515,000
Tarkett International, AG, Sr. Sub. Notes, 9%,
  3/1/02                                                900,000       922,500
                                                                 ------------
                                                                 $  5,294,500
                                                                 ------------
CABLE -- 7.5%
American Telecasting, Inc., Sr. Disc. Notes, 14.5%
  (0% until 2000), 8/15/05                           $1,200,000  $    780,000
Cablevision Systems Corp., Sr. Sub. Notes, 9.25%,
  11/1/05                                               700,000       677,250
Cablevision Systems Corp., Sr. Sub. Notes, 10.75%,
  4/1/04                                                500,000       513,750
Diamond Cable Communications Co., Sr. Disc. Notes,
  13.25% (0% until 1999), 9/30/04                       400,000       304,000
Diamond Cable Co., Senior Notes, 11.75% (0% until
  2000), 12/15/05                                     1,500,000       967,500
Groupe Videotron Ltd., Senior Notes, 10.625%,
 2/15/05                                              1,000,000     1,087,500
International Cabletel, Inc., Senior Notes, 11.5%,
  (0% until 2001), 2/1/06                             1,450,000       870,000
Marcus Cable Co., Sr. Disc. Notes, 14.25% (0% until
  2000), 12/15/05                                     2,500,000     1,700,000
Marcus Cable Co., Senior Debs., 11.875%, 10/1/05        200,000       211,500
United International Holdings Inc.,
  Sr. Sec. Disc. Notes, 0%, 11/15/99                  2,710,000     1,897,000
Videotron Holdings, PLC, Sr. Disc. Notes, 11% (0%
  until 1999), 8/15/05                                2,600,000     1,722,500
                                                                 ------------
                                                                 $ 10,731,000
                                                                 ------------
CHEMICALS -- 5.4%
Agricultural Minerals & Chemicals, Inc., Senior
  Notes, 10.75%, 9/30/03                             $1,000,000  $  1,060,000
GI Holdings Corp., Sr. Disc. Notes, 10%, 2/15/06      1,215,000     1,215,000
Pioneer Americas Acq. Corp., Senior Notes, 13.375%,
  4/1/05                                              1,250,000     1,378,125
Sterling Chemicals Inc., Sr. Sub. Notes, 11.75%,
  8/15/06                                               800,000       836,000
Sterling Chemical Holdings, Inc., Sr. Sub. Disc.
  Notes, 13.5% (0% until 2001), 8/15/08                 800,000       474,000
Terra Industries Inc., Senior Notes, 10.5%, 6/15/05     700,000       745,500
Texas Petrochemical Corp., Sr. Sub. Notes 11.125%,
  7/1/06(1)                                           1,100,000     1,160,500
UCC Investors Corp., Sr. Sub. Notes, 11%, 5/1/03        800,000       838,000
                                                                 ------------
                                                                 $  7,707,125
                                                                 ------------
COMMUNICATIONS -- 15.0%
Allbriton Communications Co., Sr. Sub. Notes,
  9.75%, 11/30/07                                    $1,750,000  $  1,693,125
Arch Communications Group, Inc., Sr. Disc Notes,
  10.875% (0% until 2001), 3/15/08                    1,000,000       560,000
Australis Media LTD., Sub. Disc. Notes, 14% (0%
  until 2000), 5/15/03                                1,700,000       986,000
Brooks Fiber Prop., Inc., Sr. Disc. Notes, 10.875%
  (0% until 2001), 3/1/06                             1,500,000       922,500
CS Wireless Systems, Inc., Sr. Disc. Notes, 11.375%
  (0% until 2001), 3/1/06(1)                            720,000       370,800
Dial Call Communications Inc., Sr. Red. Notes,
  12.25% (0% until 1999), 4/15/04                     1,800,000     1,242,000
Echostar Satellite Broadcasting Corp.,
  Sr. Disc. Notes, 13.125% (0% until 2000), 3/15/04     800,000       546,000
EZ Communications, Inc., Senior Notes, 9.75%,
  12/1/05                                             1,900,000     1,928,500
Galaxy Telecom LP., Sr. Sub. Notes, 12.375%,
  10/1/05                                             1,000,000     1,070,000
Heartland Wireless Communications Corp., Senior
  Notes, 14%, 4/15/03                                 1,550,000     1,689,500
Microcell Telecommunications, Inc., Sr. Disc.
  Notes, 14% (0% until 2001), 6/1/06(1)               2,800,000     1,568,000
Millicom International Cellular, Inc., Sr. Sub.
  Notes, 13.5% (0% until 2001), 6/1/06(1)             1,200,000       685,500
Mobilemedia Corporation, Sr. Sub. Notes, 9.375%,
  11/1/07                                               800,000       640,000
Mobilemedia Communications Corp., Sr. Sub. Notes,
  10.5% (0% until 1998), 12/1/03                      1,000,000       660,000
Newsquest Cap., PLC, Sr. Sub. Notes, 11%, 5/1/06      1,895,000     1,956,588
Nextlink Communications, Inc., Senior Notes, 12.5%,
  4/15/06                                             1,400,000     1,442,000
Orbcomm Global LP, Senior Notes, 14%, 8/15/04(1)      1,000,000     1,030,000
Pricellular Wireless Comm. Corp., Sr Sub.
  Disc. Nts. 12.25% 0% until 1998), 10/1/03           1,500,000     1,207,500
Sullivan Broadcasting Co., Sr. Sub. Notes, 10.25%,
  12/15/05                                            1,350,000     1,356,750
                                                                 ------------
                                                                 $ 21,554,763
                                                                 ------------
ENERGY -- 8.3%
AES Corporation, Sr. Sub. Notes, 10.25%, 7/15/06     $  400,000  $    425,000
Cal Energy, Inc., Senior Notes, 9.5%, 9/15/06(1)      1,500,000     1,522,500
Chesapeake Energy Corporation, Senior Notes,
  9.125%, 4/15/06                                       800,000       790,000
Clark USA Inc., Senior Notes 10.875%, 12/1/05           600,000       610,500
Coda Energy Inc., Sr. Sub. Notes, 10.5%, 4/1/06         600,000       618,000
El Paso Electric Company, First Mtg. Notes, 9.4%,
  5/1/11                                                650,000       669,500
Mariner Energy Corporation, Sr. Sub. Notes, 10.5%,
  8/1/06                                              1,900,000     1,966,500
Mesa Operating Company, Sr. Sub. Notes, 10.625%,
  7/1/06                                                900,000       945,000
Midland Cogeneration Venture, Sr. Sec. Lease
  Oblig., 10.33%, 7/23/02                               720,496       756,521
Midland Funding II, Sec. Lease Oblig., 11.75%,
  7/23/05                                               200,000       215,486
Plains Resources, Inc., Sr. Sub. Notes, 10.25%,
  3/15/06                                             1,500,000     1,560,000
Trans Texas Gas Corp., Sr. Sec. Notes, 11.5%,
  6/15/02                                             1,300,000     1,381,250
Tuboscope Vetco, Intl. Corp., Sr. Sub. Debs.,
  10.75%, 4/15/03                                       500,000       531,250
                                                                 ------------
                                                                 $ 11,991,507
                                                                 ------------
FOOD/RESTAURANTS/HOTELS -- 5.5%
Flagstar Corp., Sub. Debs., 10.75%, 9/15/01          $1,400,000  $  1,242,500
Inflo Holdings, Inc., Promissory Notes,
  10% (0% until 1999), 1/27/07+                       1,100,000       770,000
Keebler Corporation, Sr. Sub. Notes, 10.75%,
  7/1/06(1)                                           1,500,000     1,597,500
PM Holdings Corp., Sr. Sub. Notes, 11.5% (0% until
  2000), 9/1/05                                       1,000,000       600,000
Purina Mills, Inc., Sr. Sec. Sub. Notes, 10.25%,
  9/1/03                                              1,000,000     1,020,000
Specialty Foods Corp., Sr. Sub. Notes, 10.25%,
  8/15/01                                             1,500,000     1,380,000
Van De Kamps, Inc., Sr. Sub. Notes, 12%, 9/15/05      1,200,000     1,305,000
                                                                 ------------
                                                                 $  7,915,000
                                                                 ------------
HEALTHCARE -- 4.2%
Dade International Inc., Sr. Sub. Notes, 11.125%,
  5/1/06                                             $1,200,000  $  1,284,000
Maxxim Medical, Inc., Sr. Sub. Notes, 10.5%,
  8/1/06(1)                                           1,300,000     1,348,750
Ordna Corp., Sr. Sub. Notes, 11.375%, 8/15/04         1,425,000     1,588,875
Owens & Minor, Inc., Sr. Sub. Notes, 10.875%,
  6/1/06                                                800,000       836,000
Paracelsus Healthcare Corp., Sr. Sub. Notes, 10%,
  8/15/06                                               800,000       828,000
Unilab Corp., Senior Notes, 11%, 4/1/06                 200,000       158,000
                                                                 ------------
                                                                 $  6,043,625
                                                                 ------------
HIGH TECH -- 2.9%
Blue Bell Funding Inc., Sec. Ext. Notes, 11.85%,
  5/1/99                                             $  738,000  $    738,000
GS Technologies Corp., Senior Notes, 12.25%,
  10/1/05                                             1,500,000     1,552,500
Unisys Corp., Senior Notes, 12%, 4/15/03                800,000       828,000
Unisys Corp., Senior Notes, Variable, 7/1/97          1,000,000     1,057,500
                                                                 ------------
                                                                 $  4,176,000
                                                                 ------------
METALS -- 3.0%
Euramax International Plastics LTD, Sr. Sub. Notes,
  11.25%, 10/1/06(1)                                 $1,000,000  $  1,025,000
Gulf States Steel, Inc., First Mtg. Notes, 13.5%,
  4/15/03                                             1,000,000       890,000
Kaiser Aluminum Corp., Sr. Sub. Notes, 12.75%,
  2/1/03                                              1,200,000     1,302,000
Maxxam Group Inc., Sr. Sec. Notes, 11.25%, 8/1/03       500,000       512,500
Oregon Steel Mills, Inc., First Mtg. Notes, 11%,
  6/15/03                                               600,000       630,750
                                                                 ------------
                                                                 $  4,360,250
                                                                 ------------
MANUFACTURING/MACHINERY -- 9.2%
Alvey Systems Inc., Sr. Sub. Notes, 11.375%,
  1/31/03                                            $  600,000  $    628,500
Applied Extrusion Inc., Sr. Notes, 11.5%, 4/1/02      1,500,000     1,556,250
Day International Group, Inc., Sr. Sub. Notes,
  11.125%, 6/1/05                                     1,000,000     1,045,000
Dictaphone Corp., Sr. Sub. Notes, 11.75%, 8/1/05        500,000       455,000
Essex Group, Inc., Senior Notes, 10%, 5/1/03          1,000,000     1,025,000
Imo Industries, Inc., Sr. Sub. Notes,
  11.75%, 5/1/06                                      2,070,000     2,173,500
K & F Industries, Inc., Sr. Sub. Notes,
  10.375%, 9/1/04                                       500,000       517,500
Monarch Acquisition Corp., Senior Notes,
  12.5%, 7/1/03                                       1,300,000     1,443,000
Newflo Corp., Sub. Notes, 13.25%, 11/15/02            1,400,000     1,547,000
Plastic Specialties & Tech, Inc., Sr. Sec. Notes,
  11.25%, 12/1/03                                     1,150,000     1,167,250
Shared Tech/Fairchild, Inc., Sr. Disc. Notes,
  12.25%, (0% until 1999), 3/1/06                     2,200,000     1,716,000
                                                                 ------------
                                                                 $ 13,274,000
                                                                 ------------
MISCELLANEOUS -- 5.1%
Alliance Entertainment Corp., Sr. Sub. Notes,
  11.25%, 7/15/05                                    $  600,000  $    570,000
Alliant Tech Systems Inc., Sr. Sub. Notes, 11.75%,
  3/1/03                                              1,000,000     1,082,500
First Nationwide Escrow, Inc., Sr. Sub. Notes,
  10.625%, 10/1/03(1)                                 1,400,000     1,464,750
Howmet Corp., Sr. Sub. Notes, 10%, 12/1/03              650,000       697,125
Imax Corp., Sr. Notes, 10%
  (7% until 1997), 3/1/01                               600,000       598,500
Iron Mountain, Inc., Sr. Sub. Notes, 10.125%,
  10/1/06                                               200,000       200,000
Lifestyle Furnishings Inc., Sr. Sub. Notes,
  10.875%, 8/1/06(1)                                  1,000,000     1,035,000
Selmer Company, Inc., Sr. Sub. Notes, 11%, 5/15/05    1,600,000     1,680,000
                                                                 ------------
                                                                 $  7,327,875
                                                                 ------------
PAPER/PACKAGING -- 7.9%
American Pad & Paper Co., Sr. Sub. Notes, 13%,
  11/15/05                                           $  650,000  $    745,875
Container Corp., Sr. Notes (Ser. B), 10.75%, 5/1/02   1,000,000     1,050,000
Fort Howard Corp., Sr. Sec. Notes, 11%, 1/2/02          636,123       661,568
Gaylord Container Corp., Sr. Sub. Disc. Debs.,
  12.75% (0% until 1996), 5/15/05                     1,700,000     1,865,750
Repap Wisconsin, Inc., 2nd Prty Sr. Sec. Notes,
  9.875%, 5/1/06                                        500,000       490,000
Riverwood International Corp., Sr. Sub. Notes,
  10.875%, 4/1/08                                     2,150,000     2,117,750
S.D. Warren Company Inc., Sr. Sub. Notes, 12%,
  12/15/04                                            1,000,000     1,077,500
Silgan Corp., Sr. Notes, 11.75%, 6/15/02                500,000       530,000
Silgan Corp., Sr. Sub. Notes, 13.25%, 12/15/02          167,000       169,505
Stone Container Corp., First Mtg. Notes, 10.75%,
  10/1/02                                             1,000,000     1,050,000
Stone Container Corp., Sr. Notes, 12.625%, 7/15/98      800,000       840,000
U.S. Can Company, Sr. Sub. Notes, 13.5%, 1/15/02        750,000       789,375
                                                                 ------------
                                                                 $ 11,387,323
                                                                 ------------
RECREATION -- 4.9%
Aztar Corp., Sr. Sub. Notes, 13.75%, 10/1/04         $1,000,000    $1,130,000
Cinemark USA, Inc., Sr. Sub. Notes, 9.625%,
  8/1/08(1)                                           1,200,000     1,200,000
E & S Holdings Corporation, Sr. Sub. Notes,
  10.375%, 10/1/06(1)                                   300,000       300,000
Eldorado Resorts LLC, Sr. Sub. Notes, 10.5%,
  8/15/06(1)                                          1,000,000     1,035,000
Harvey Casinos, Inc., Sr. Sub. Notes, 10.625%,
  6/1/06                                              1,500,000     1,565,625
Trump Atlantic City, Inc., 1st Mtg. Notes, 11.25%,
  5/1/06                                                600,000       591,000
Trump Holdings & Funding, Inc.,
  Senior Notes, 15.50%, 6/15/05                       1,000,000     1,160,000
                                                                 ------------
                                                                 $  6,981,625
                                                                 ------------
RETAILING -- 5.8%
Apparel Retailers Inc., Sr. Disc. Debs., 12.75%,
  (0% until 1998) 8/15/05                            $1,300,000  $  1,144,000
Duane Reade, G.P., Sr. Notes, 12%, 9/15/02            1,200,000     1,164,000
Knoll Inc., Sr. Sub Notes, 10.875%, 3/15/06           1,200,000     1,272,000
Levitz Furniture Corp., Sr. Sub. Notes, 9.625%,
  7/15/03                                               450,000       333,000
Levitz Furniture Corp., Senior Notes, 13.375%,
  10/15/98                                              200,000       194,000
Pathmark Stores Inc., Jr. Sub., Disc. Notes,
  10.75%, (0% until 1999) 11/1/03                       400,000       265,000
Ralphs Grocery Company, Inc.,
  Sr. Sub. Notes, 13.75%, 6/15/05                     1,500,000     1,590,000
Smith Food & Drug, Inc., Sr. Sub. Notes, 11.25%,
  5/15/07                                             1,000,000     1,062,500
Specialty Retailers, Inc., Sr. Sub. Notes, 11%,
  8/15/03                                             1,350,000     1,390,500
                                                                 ------------
                                                                 $  8,415,000
                                                                 ------------
TEXTILES -- 3.0%
Clark-Schwebel, Inc., Senior Notes, 10.5%, 4/15/06   $1,300,000  $  1,365,000
Collins & Aikman Corp., Sr. Sub. Notes, 11.5%,
  4/15/06                                               500,000       526,250
Dan River Inc., Sr. Sub. Notes, 10.125%, 12/15/03     1,450,000     1,435,500
Westpoint Stevens, Inc., Sr. Sub. Debs., 9.375%,
  12/15/05                                            1,000,000     1,002,500
                                                                 ------------
                                                                 $  4,329,250
                                                                 ------------
    TOTAL CORPORATE BONDS AND NOTES
      (identified cost, $131,188,048)                            $134,380,343
                                                                 ------------
-------------------------------------------------------------------------------
                           PREFERRED STOCKS -- 0.8%
-------------------------------------------------------------------------------
                                                SHARES/WARRANTS
-------------------------------------------------------------------------------
Cablevision Systems Corp., 11.125% (PIK), 2/15/96         7,424  $    721,984
S.D. Warren Company w/Warrants, 14%, 12/15/06*           12,000       432,000
                                                                 ------------
    TOTAL PREFERRED STOCK
      (identified cost, $1,034,304)                              $  1,153,984
                                                                 ------------

-------------------------------------------------------------------------------
              COMMON STOCKS, WARRANTS AND RIGHTS -- 0.9%
-------------------------------------------------------------------------------
SECURITY                                        SHARES/WARRANTS         VALUE
-------------------------------------------------------------------------------
AUTO/TRUCK -- 0.6%
Bucyrus - Erie Company, Common*                          87,279  $    774,601
                                                                 ------------
CABLE -- 0.0%
American Telecasting, Inc., Wts.*                         1,400  $     37,800
                                                                 ------------
CHEMICALS -- 0.1%
UCC Invt. Hldgs. Corp.,
  Class A Common(1)*                                      7,431  $    106,821
                                                                 ------------
COMMUNICATIONS -- 0.0%
In Flight Phone Corp., Wts.
  Exp. 8/31/02*                                             400             0
Nextel Communications, Inc., Wts.
  Exp. 4/25/99*                                           1,800           450
United International Hldg. Inc., Wts. Exp. 11/15/99*      1,960        39,200
                                                                 ------------
                                                                 $     39,650
                                                                 ------------
FOOD -- 0.0%
Servam Corp., Common*                                       884  $          0
Servam Corp., $2.00 Wts. Exp. 4/1/01*                     7,864             0
Servam Corp., $4.50 Wts. Exp. 4/1/01*                     1,768             0
Specialty Foods Acquisition Corp., Common(1)*            12,000         9,000
                                                                 ------------
                                                                 $      9,000
                                                                 ------------
INDUSTRIAL -- 0.0%
Thermadyne Holdings Corp., Common+*                         777  $     16,511
                                                                 ------------

MANUFACTURING -- 0.2%
Southdown Inc., Wts. Exp. 10/31/96+*                      4,500        40,500
Terex Corporation, Rights, Exp. 7/1/97+*                  1,791           179
Terex Corp., Wts. Exp. 12/31/00+*                         8,000       176,000
Triangle Wire & Cable, Inc., Common+*                    31,667        63,334
                                                                 ------------
                                                                 $    280,013
                                                                 ------------
METALS -- 0.0%
Gulf States Steel, Inc., Wts.*                            1,000  $         50
                                                                 ------------
MISCELLANEOUS -- 0.0%
Australis Media LTD, Wts.+*                               1,700  $          0
                                                                 ------------
PAPER/PACKAGING -- 0.0%
S.D. Warren Company,
  Wts. Exp. 12/15/06*                                    12,000  $     48,000
                                                                 ------------
    TOTAL COMMON STOCKS, WARRANTS AND
      RIGHTS (identified cost, $2,396,673)                       $  1,312,446
                                                                 ------------
-------------------------------------------------------------------------------
                     SHORT-TERM OBLIGATION -- 2.1%
-------------------------------------------------------------------------------
SECURITY                                             FACE AMOUNT        VALUE
-------------------------------------------------------------------------------
COMMERCIAL PAPER
Associates Corp. of North America, 5.80%, 10/1/96,
  at amortized cost                                  $2,973,000  $  2,973,000
                                                                 ------------
    TOTAL INVESTMENTS
      (identified cost, $137,592,025)                            $139,819,773
    OTHER ASSETS, LESS LIABILITIES -- 2.8%                          4,023,945
                                                                 ------------
NET ASSETS -- 100%                                               $143,843,718
                                                                 ------------
                                                                 ------------
  * Non-income producing security.
  + Restricted Security (Note 8).
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $15,459,121 or 10.7% of net assets.

                 The accompanying notes are an integral part of
                            the financial statements

                             FINANCIAL STATEMENTS

                     STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
                              September 30, 1996
------------------------------------------------------------------------------
ASSETS:

  Investments, at value (Note 1A) (identified cost,
    $137,592,025)                                               $139,819,773
  Cash                                                                 1,290
  Receivable for investments sold                                  2,240,194
  Receivable for Trust shares sold                                   542,509
  Interest and dividends receivable                                3,409,647
  Tax reclaim receivable                                                 478
                                                                ------------
      Total assets                                              $146,013,891
LIABILITIES:
  Dividends payable                                 $  615,431
  Payable for investments purchased                  1,358,250
  Payable for Trust shares redeemed                    105,068
  Payable to affiliate --
    Trustees' fee (Note 4)                               6,619
  Accrued expenses                                      84,805
                                                    ----------
      Total liabilities                                            2,170,173
                                                                ------------
NET ASSETS for 17,705,669 shares of beneficial
  interest outstanding                                          $143,843,718
                                                                ============
SOURCES OF NET ASSETS:
  Paid-in capital                                               $158,898,961
  Accumulated net realized loss on investment
    transactions (computed on the basis
    of identified cost)                                          (16,377,956)
  Unrealized appreciation of investments (computed
    on the basis of identified cost)                               2,227,748
  Accumulated distributions in excess of net
    investment income                                               (905,035)
                                                                ------------
      Total                                                     $143,843,718
                                                                ============
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($143,843,718 / 17,705,669 shares of beneficial
   interest)                                                        $8.12
                                                                    =====
COMPUTATION OF OFFERING PRICE:
  (Offering price per share 100/96.25 of $8.12)                     $8.44
                                                                    =====
On sales of $50,000 or more, the offering price is reduced.

    The accompanying notes are an integral part of the financial statements

                           STATEMENT OF OPERATIONS
------------------------------------------------------------------------------
                    For the Year Ended September 30, 1996
------------------------------------------------------------------------------
INVESTMENT INCOME:
    Interest income                                               $13,466,285
  Expenses --
    Investment adviser fee (Note 4)                 $   762,899
    Compensation of Trustees not members of the
      Investment Adviser's organization                  36,724
    Service fees (Note 5)                               141,099
    Custodian fees (Note G)                              78,881
    Transfer and dividend disbursing agent fees         104,711
    Legal and accounting services                        64,362
    Printing and postage                                 55,149
    Registration costs                                   33,388
    Miscellaneous                                        26,158
                                                    -----------
        Total expenses                                              1,303,371
                                                                  -----------
          Net investment income                                   $12,162,914
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized loss on investment transactions
    (identified cost basis)
    ($2,446,478 net loss for federal income tax
    purposes)                                       $(1,311,602)
  Change in unrealized appreciation of investments    4,839,422
                                                    -----------
          Net realized and unrealized gain on
            investments                                             3,527,820
                                                                  -----------
            Net increase in net assets from
              operations                                          $15,690,734
                                                                  ===========
    The accompanying notes are an integral part of the financial statements

                     STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------
                                                    YEAR ENDED SEPTEMBER 30,
                                                  ---------------------------
                                                      1996           1995
                                                  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
    Net investment income                         $ 12,162,914   $ 10,558,509
    Net realized loss on investment transactions    (1,311,602)    (2,502,141)
    Change in unrealized appreciation of
      investments                                    4,839,422      2,497,668
                                                  ------------   ------------
      Net increase in net assets from operations  $ 15,690,734   $ 10,554,036
                                                  ------------   ------------
  Distributions to shareholders --
    From net investment income                    $(12,162,914)  $(10,503,271)
    In excess of net investment income                (180,838)        --
                                                  ------------   ------------
      Total distributions to shareholders         $(12,343,752)  $(10,503,271)
                                                  ------------   ------------

  Net increase from Trust share transactions
    (Note 2)                                      $ 34,082,765   $  2,880,933
                                                  ------------   ------------
      Net increase in net assets                  $ 37,429,747   $  2,931,698
NET ASSETS:
  At beginning of year                             106,413,971    103,482,273
                                                  ------------   ------------

  At end of year (including accumulated
    distributions in excess of net investment
    income of $905,035 and $726,629
    respectively)                                 $143,843,718   $106,413,971
                                                  ============   ============

    The accompanying notes are an integral part of the financial statements

                                         FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------------
                                                             YEAR ENDED SEPTEMBER 30,
                                      ----------------------------------------------------------------------
                                          1996           1995           1994           1993          1992
                                      ------------   ------------   ------------   -----------   -----------
NET ASSET VALUE, beginning of year    $       7.92   $       7.90   $       8.40   $      8.33   $      7.56
                                      ------------   ------------   ------------   -----------   -----------

INCOME FROM OPERATIONS:
  Net investment income               $       0.80   $       0.82   $       0.83   $      0.92   $      0.97
  Net realized and unrealized gain
    (loss) on investments                     0.21           0.02          (0.47)         0.07          0.77
                                      ------------   ------------   ------------   -----------   -----------
      Total income from operations    $       1.01   $       0.84   $       0.36   $      0.99   $      1.74
                                      ------------   ------------   ------------   -----------   -----------

LESS DISTRIBUTIONS:
  From net investment income          $      (0.80)  $      (0.82)  $      (0.81)  $     (0.92)  $     (0.97)
  In excess of net investment income         (0.01)       --               (0.05)       --            --
                                      ------------   ------------   ------------   -----------   -----------
      Total distributions             $      (0.81)  $      (0.82)  $      (0.86)  $     (0.92)  $     (0.97)
                                      ------------   ------------   ------------   -----------   -----------
NET ASSET VALUE, end of year          $       8.12   $       7.92   $       7.90   $      8.40   $      8.33
                                      ============   ============   ============   ===========   ===========
TOTAL RETURN(1)                             13.41%         11.25%          4.25%        12.59%        24.25%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (000's
    omitted)                              $143,844       $106,414       $103,482       $95,123       $85,778
  Ratio of net expenses to average
    daily net assets                         1.07%          1.09%          1.04%         1.03%         1.08%
  Ratio of net investment income to
    average daily net assets                 9.96%         10.50%          9.75%        11.01%        12.02%
PORTFOLIO TURNOVER                             81%            84%            70%          102%           90%

(1) Total investment return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date.

    The accompanying notes are an integral part of the financial statements

                      -----------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(1) SIGNIFICANT ACCOUNTING POLICIES
Eaton Vance Income Fund of Boston (the Trust), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end, management investment company. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS -- Investments listed on securities exchanges or NASDAQ are valued at closing sale prices. Listed or unlisted investments for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Fixed income investments (other than short-term obligations), including listed investments and investments for which price quotations are available, will normally be valued on the basis of market valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which there is no quotation or valuation are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes. Dividend income is recorded on the ex-dividend date.

C. FEDERAL TAXES -- The Trust's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At September 30, 1996, the Trust, for federal income tax purposes, had a capital loss carryover of $15,003,963 which will reduce the Trust's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryovers will expire on September 30, 1999 ($7,407,810), 2000 ($5,148,498),
2003 ($1,177) and 2004 ($2,446,478). Additionally, at September 30, 1996, net
capital losses of $1,318,745 attributable to security transactions incurred after October 31, 1995, are treated as arising on the first day of the Fund's next taxable year.

D. DISTRIBUTIONS TO SHAREHOLDERS -- The net investment income of the Trust is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Trust at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares of the Trust or, at the election of the shareholder, in cash. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

E. USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. OTHER -- Investment transactions are accounted for on the date the investments are purchased or sold. Gains and losses on securities sold are determined on the basis of identified cost.

G. EXPENSE REDUCTION -- Investors Bank and Trust Company (IBT) serves as custodian of the Fund. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the Custodian Agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. Any significant credit balance used to reduce the Fund's custodian fee is reflected as a reduction of operating expenses in the Statement of Operations.

------------------------------------------------------------------------------
(2) SHARES OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Trust shares were as follows:

                                              YEAR ENDED                         YEAR ENDED
                                          SEPTEMBER 30, 1996                 SEPTEMBER 30, 1995
                                     --------------------------------    -------------------------------
                                         SHARES            AMOUNT            SHARES            AMOUNT
                                       ---------        -----------        ---------       -----------
Sales                                  5,726,284        $45,698,870        2,247,830       $17,720,814
Issued to shareholders electing
  to receive payment of
  distributions in Trust shares          793,091          6,333,668          748,929         5,876,531
Repurchases                           (2,248,018)       (17,949,773)      (2,656,086)      (20,716,412)
                                       ---------        -----------        ---------       -----------
      Net increase                     4,271,357        $34,082,765          340,673       $ 2,880,933
                                       =========        ===========        =========       ===========

------------------------------------------------------------------------------
(3) PURCHASES AND SALES OF INVESTMENTS
The Trust invests primarily in debt securities. The ability of the issuers of the debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry. Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $122,229,934 and $94,274,630, respectively, for the year ended September 30, 1996.

------------------------------------------------------------------------------
(4) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The investment adviser fee, computed at the monthly rate of 5/96 of 1% (5/8 of 1% annually) of the Trust's average monthly net assets, was earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Trust. Except as to Trustees of the Trust who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Trust out of such investment adviser fee. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Trust's principal underwriter, did not receive any of the sales charge on sales of Trust shares during the year ended September 30, 1996. Certain of the officers and Trustees of the Trust are officers and directors/trustees of the above organizations.

------------------------------------------------------------------------------
(5) SERVICE PLAN
The Trustees of the Trust on behalf of the Fund have adopted a Service Plan (the "Plan") designed to meet the requirements of the revised sales charge rule of The National Association of Securities Dealers Inc. The Service Plan provides that the Trust may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc., a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of the Trust's average daily net assets for any fiscal year. The Trustees have initially implemented the Service plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not expected to exceed 0.25% of that portion of the Trust's average daily net assets for any fiscal year which is attributable to shares of the Trust sold on or after May 22, 1989 by such persons and remaining outstanding for at least twelve months. Such payments are made for personal services and/or the maintenance of shareholder accounts. Pursuant to the Plan, the Trust made provisions of $141,099 under the Plan to the Principal Underwriter and Authorized Firms during the year ended September 30, 1996.

------------------------------------------------------------------------------
(6) LINE OF CREDIT
The Trust participates with other funds managed by EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Borrowings will be made by the Trust solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating funds at the end of each quarter. The Trust did not have any significant borrowings or allocated fees during the period.

------------------------------------------------------------------------------
(7) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost and unrealized depreciation/appreciation in value of the investments owned at September 30, 1996, as computed on a federal income tax basis, are as follows:

Aggregate cost                       $137,647,273
                                     ============
Gross unrealized depreciation        $  4,241,966
Gross unrealized appreciation           6,414,466
                                     ------------
    Net unrealized appreciation      $  2,172,500
                                     ============

------------------------------------------------------------------------------
(8) RESTRICTED SECURITIES
At September 30, 1996, the Trust owned the following securities (representing 0.7% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A Securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.


DESCRIPTION                                           DATES OF ACQUISITION           SHARES/FACE         COST        FAIR VALUE
-----------                                          --------------------           -----------         ----         ----------
CORPORATE NOTE
--------------
Inflo Holdings, Inc., Promissory Notes, 10%, 1/27/07        9/13/96                  1,100,000       $  721,000      $  770,000

COMMON STOCKS, WARRANTS AND RIGHTS
----------------------------------
Australis Media, Wts.                                       5/26/95                       1,700                0               0
Southdown, Inc., Wts., Exp. 10/31/96                       10/28/91                       4,500           13,500          40,500
Terex Corp., Rights, Exp. 7/1/97                            11/7/94                       1,791                0             179
Terex Corp., Wts., Exp. 12/31/00                           12/15/93                       8,000            1,600         176,000
Thermadyne Holdings Corp., Common                           5/17/94                         777           18,900          16,511
Triangle Wire & Cable Inc., Common                           5/2/94                      31,667          750,000          63,334
                                                                                                      ----------      ----------
                                                                                                      $1,505,000      $1,066,524
                                                                                                      ==========      ==========

                      REPORT OF INDEPENDENT ACCOUNTANTS

------------------------------------------------------------------------------

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE INCOME FUND OF BOSTON:

    We have audited the accompanying statement of assets and liabilities of Eaton Vance Income Fund of Boston, including the portfolio of investments, as of September 30, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Income Fund of Boston as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
OCTOBER 25, 1996

                            INVESTMENT MANAGEMENT

EATON VANCE         OFFICERS               INDEPENDENT TRUSTEES
INCOME FUND
OF BOSTON           M. DOZIER GARDNER      KENNETH C. KNIGHT
24 Federal Street   President and Trustee  Consultant
Boston, MA 02110
                    HOOKER TALCOTT, JR.    DONALD R. DWIGHT
                    Vice President and     President, Dwight
                    Co-Portfolio Manager   Partners, Inc.
                                           Chairman, Newspapers of
                    MICHAEL W. WEILHEIMER  New England, Inc.
                    Vice President and
                    Co-Portfolio Manager   ROBERT GLUCK
                                           Management Consultant
                    JAMES L. O'CONNOR
                    Treasurer              SAMUEL L. HAYES, III
                                           Jacob H. Schiff Professor of
                    THOMAS OTIS            Investment Banking,
                    Secretary              Harvard University Graduate
                                           School of Business Administration

                                           NORTON H. REAMER
                                           President and Director,
                                           United Asset Management Corporation

                                           JOHN L. THORNDIKE
                                           Director,
                                           Fiduciary Company Incorporated